UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 18, 2002


                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-81262-01                  22-3755203
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

          292 Long Ridge Road
          Stamford, Connecticut                                    06927
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          (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code  (203) 357-4000
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Item 5.     Other Events.
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            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as
defined below) with its Exhibits and Schedules for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1. On April 18, 2002, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GEMSA Loan Services, L.P., as master servicer, GMAC Commercial Mortgage Corporation, as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1 issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated April 5, 2002, as supplemented by the Prospectus Supplement dated April 5, 2002.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 30, 2002


                                     GE CAPITAL COMMERCIAL MORTGAGE CORPORATION



                                     By:     /s/ Daniel Vinson
                                             ----------------------------------
                                             Name:   Daniel Vinson
                                             Title:  Authorized Signatory

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                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation  S-K                                                  Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

       4                Pooling and Servicing Agreement                E


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                                                                       Exhibit 4